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                                                                    Exhibit 99.2

                        STANDSTILL AGREEMENT AND CONSENT

         THIS STANDSTILL AGREEMENT AND CONSENT, dated as of August 28, 1997 among BGLS INC., a Delaware corporation (the "COMPANY"), AIF II, L.P., a Delaware limited partnership ("AIF II"), ARTEMIS AMERICA PARTNERSHIP, a Delaware partnership (as successor to Artemis America LLC, a Delaware limited liability company) ("ARTEMIS") and TORTOISE CORP., a New York corporation ("TORTOISE"; together with AIF II and Artemis, the "PARTICIPATING HOLDERS"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Indenture (as defined below).

         WHEREAS, pursuant to that certain Indenture dated as of January 1, 1996 (the "INDENTURE") between the Company and State Street Bank and Trust Company, as successor to Fleet National Bank of Massachusetts (the "TRUSTEE"), the Company issued the Series A Securities and the Series B Securities, of which only the Series B Securities remain outstanding;

         WHEREAS, the Participating Holders (directly or through one or more nominees or custodians, as more fully described on Schedule 1 hereto) and certain other Holders (the "OTHER HOLDERS") (the Participating Holders and the Other Holders being collectively referred to herein as the "HOLDERS") own all of the outstanding Series B Securities;

         WHEREAS, pursuant to Section 2.13 of the Indenture and the terms of the Series B Securities, interest on the Series B Securities was due to the Holders on July 31, 1997 in an aggregate amount of $18,338,040, which amount was not paid as of such date (such amount, plus amounts owing thereon pursuant to Section 2.12 of the Indenture, the "JULY INTEREST AMOUNT");

         WHEREAS, pursuant to Section 7.01(1) of the Indenture, the Company's default in the payment of the July Interest Amount, unless cured, will mature into an Event of Default on August 30, 1997;

         WHEREAS, the Company has requested, and each of the Participating Holders has agreed, subject to the terms and conditions set forth in this Standstill Agreement and Consent, (i) to waive any Default or Event of Default existing solely as a result of the failure of the Company to pay to such Participating Holder its pro rata share of the July Interest Amount until such Participating Holder has delivered to the Company in writing a demand for such payment (a "JULY INTEREST AMOUNT DEMAND") and the Company has failed to make such payment within twenty days subsequent to the delivery to the Company of such demand (such failure, a "JULY INTEREST AMOUNT DEFAULT") and (ii) that it shall refrain from exercising its rights and remedies against the Company in connection with the Company's failure to pay such Participating Holder its pro rata share of the July Interest Amount until the occurrence of a July Interest Amount Default;


                        STANDSTILL AGREEMENT AND CONSENT
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         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreement of the parties hereinafter set forth, the parties hereto hereby agree as follows:

         1. PAYMENT OF JULY INTEREST AMOUNT TO OTHER HOLDERS. The Company agrees that by no later than August 29, 1997 it shall pay to the Trustee for distribution to the Other Holders cash in an amount necessary to cause the Other Holders' pro rata portion of the July Interest Amount to be paid in full in cash.

         2. WAIVER OF DEFAULT. Conditioned upon the Company making the payment required pursuant to Section 1, each of the Participating Holders hereby waives any Default or Event of Default existing solely as a result of the Company's failure to pay to such Participating Holder such Participating Holder's pro rata share of the July Interest Amount, until the occurrence of a July Interest Amount Default. The Company acknowledges that interest at the default rate shall continue to accrue pursuant to Section 2.12 of the Indenture on the July Interest Amount owed to the Participating Holders.

         3. STANDSTILL. Each of the Participating Holders hereby agrees that prior to the occurrence of a July Interest Amount Default, it will not exercise and shall not direct the Trustee to exercise any remedy under the Indenture or the Series B Securities, at law or in equity, which it or the Trustee now has or hereafter may have in respect of any Default or Event of Default resulting solely from the failure of the Company to pay to such Participating Holder its pro rata share of the July Interest Amount. The Company hereby agrees that no grace periods set forth in the Indenture shall apply with respect to the occurrence and continuance of a July Interest Amount Default.

         4. NOTICES.

         (a) TO TRUSTEE AND DTC. Each of the Participating Holders shall upon execution of this Standstill Agreement and Consent (i) advise the Trustee that such Participating Holder has waived its right to be paid its pro rata share of the July Interest Amount from the cash payment made pursuant to Section 1 and has waived any Default or Event of Default existing as a result of its failure to receive its pro rata share of the July Interest Amount from the Company until the delivery to the Company of a July Interest Amount Demand by such Participating Holder and the failure of the Company to pay to such Participating Holder its pro rata share of the July Interest Amount within twenty days subsequent to the delivery to the Company of such July Interest Amount Demand,
(ii) direct the Trustee to distribute to the Other Holders or The Depository Trust Company ("DTC") on behalf of the Other Holders by August 29, 1997 the portion of the cash delivered by the Company to the Trustee attributable to such Participating Holder's pro rata share of the July Interest Amount and (iii) direct DTC to distribute to the Other Holders for which DTC is the custodian by August 29, 1997, the portion of the July Interest Amount which would otherwise by distributed to such Participating Holder.




                        STANDSTILL AGREEMENT AND CONSENT
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         (b) TO PARTICIPATING HOLDERS. The Company hereby agrees that upon its receipt of a July Interest Amount Demand that it shall promptly, but in any event within three Business Days, provide notice in writing to each other Participating Holder and the Trustee of such Interest Amount Demand.

         5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS STANDSTILL AGREEMENT. This Standstill Agreement and Consent shall become effective upon the execution and delivery hereof by the Company and each of the Participating Holders.

         6. COVENANTS. The Company hereby agrees that (in addition to the restrictions set forth in Section 4.03 of the Indenture) it shall not make any Restricted Payments in excess of $1,500,000 in the aggregate until each Participating Holder has been paid its pro rata share of the July Interest Amount, plus all amounts owing thereon pursuant to Section 2.12 of the Indenture.

         7. TERMINATION. This Standstill Agreement and Consent shall terminate automatically (except with respect to the provisions of Section 6) upon the earlier of (i) the occurrence of a July Interest Amount Default, (ii) the payment in full to each Participating Holder of its pro rata share of the July Interest Amount, plus all amounts owing thereon pursuant to Section 2.12 of the Indenture, (iii) the occurrence of an Event of Default (other than in connection with the July Interest Amount) and (iv) 5:00 p.m. eastern standard time on November 30, 1997.

         8. ABSENCE OF WAIVER. The parties hereto agree that, except to the extent expressly set forth herein, nothing contained herein shall be deemed to:

         (a) be a consent to, or waiver of, any Default or Event of Default;

         (b) prejudice any right or remedy which any of the Participating Holders may now have or may in the future have under the Indenture, the Series B Securities or otherwise, including, without limitation, any right or remedy resulting from any Default or Event of Default; or

         (c) constitute a waiver of the rights of any of the Participating Holders under Section 2.12 of the Indenture.

         9. REPRESENTATIONS. Each party hereto hereby represents and warrants to the other parties that:

         (a) such party is a corporation or partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the state of its incorporation or formation, as applicable;



                        STANDSTILL AGREEMENT AND CONSENT
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         (b) the execution, delivery and performance of this Standstill
Agreement and Consent by such party is within its corporate or partnership powers, as applicable, has been duly authorized by all necessary corporate or partnership action, as applicable, has received all necessary consents and approvals (if any shall be required), and does not and will not contravene or conflict with any provisions of law or of the charter or by-laws, or partnership agreement, as applicable, of such party or of any material agreement binding upon such party or its property; and

         (c) upon its effectiveness under Section 5 hereof, this Standstill Agreement and Consent will be a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

In addition, the Company represents and warrants that to the best of its knowledge, except as set forth herein no Default or Event of Default under the Indenture has occurred and is continuing.

         10. CONTINUING EFFECT, ETC. Except as expressly provided herein, the Company hereby agrees that the Indenture and the Series B Securities shall continue unchanged and in full force and effect, and all rights, powers and remedies of the Participating Holders thereunder and under applicable law are hereby expressly reserved.

         11. EXPENSES AND INDEMNIFICATIONS.

         (a) The Company hereby agrees to reimburse each of the Participating Holders for their reasonable attorneys fees and expenses incurred in connection with this Standstill Agreement.

         (b) The Company agrees that an actual or threatened or potential claim, action, suit or proceeding against or affecting an Indemnitee (as defined in the Exchange Agreement dated as of November 21, 1995 among INTER ALIA the Company and the Participating Holders) that at any time results form, relates to or arises out of the execution, delivery or performance by the Participating Holders of this Standstill Agreement and Consent is deemed to be an Indemnification Event (as defined in the Exchange Agreement).

         12. MISCELLANEOUS.

         (a) Section headings used in this Standstill Agreement and Consent are for convenience of reference only and shall not affect the construction of this Standstill Agreement and Consent.




                        STANDSTILL AGREEMENT AND CONSENT
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         (b) This Standstill Agreement and Consent may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         (c) This Standstill Agreement and Consent shall be a contract made under and governed by the laws of the State of New York.

         (d) All obligations of the Company and rights of the Participating Holders expressed herein shall be in addition to and not in limitation of those provided by applicable law.

         (e) This Standstill Agreement and Consent shall be binding upon the Company, the Participating Holders and their respective successors and assigns, and shall inure to the benefit of the Company, the Participating Holders and their respective successors and assigns.

         (f) All amendments or modifications of this Standstill Agreement and Consent and all consents, waivers and notices delivered hereunder or in connection herewith shall be in writing.

         13. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE PARTICIPATING HOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS STANDSTILL AGREEMENT AND CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES HERETO FURTHER AGREE THAT THIS AGREEMENT MAY BE FILED AS EVIDENCE OF THE WAIVER REFERRED TO ABOVE IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS STANDSTILL AGREEMENT AND CONSENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                        STANDSTILL AGREEMENT AND CONSENT
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         IN WITNESS WHEREOF, the parties hereto have caused this Standstill
Agreement and Consent to be executed by their duly authorized representatives as of the date first above written.

                               BGLS INC.



                               By /s/ Bennett S. LeBow
                                  -------------------------------------------
                                  Name:  Bennett S. LeBow
                                  Title: Chairman and Chief Executive Officer


                               AIF II, L.P.

                               By APOLLO ADVISORS, L.P.
                                  Managing General Partner

                               By APOLLO CAPITAL MANAGEMENT, INC.
                                  General Partner


                               By /s/ Michael D. Weiner
                                  -------------------------------------------
                                  Name:  Michael D. Weiner
                                  Title: Vice President


                               ARTEMIS AMERICA PARTNERSHIP

                               By LION ADVISORS, L.P.
                                  Attorney-in-Fact

                                By LION CAPITAL MANAGEMENT, INC.
                                   General Partner


                                By /s/ Michael D. Weiner
                                  -------------------------------------------
                                   Name:  Michael D. Weiner
                                   Title: Vice President



                        STANDSTILL AGREEMENT AND CONSENT
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                                TORTOISE CORP.



                                By /s/ Edward E. Mattner
                                  -------------------------------------------
                                   Name:  Edward E. Mattner
                                   Title: President




                        STANDSTILL AGREEMENT AND CONSENT
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ACKNOWLEDGED, AGREED & CONSENTED TO
WITH RESPECT TO SECTION 11(b):

BROOKE GROUP LTD.


By /s/ Richard J. Lampen
   ---------------------------------
   Name:  Richard J. Lampen
   Title: Executive Vice President









                        STANDSTILL AGREEMENT AND CONSENT
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                                   SCHEDULE I
                                   ----------


                                                                     PRINCIPAL AMOUNT ($)
HOLDER                         DTC PARTICIPANT (NO.)                  OF SERIES B NOTES
------                         ---------------------                 --------------------
Artemis America                The Bank of New York (901)                 $42,513,000
  Partnership

AIF II, L.P.                   Chase Manhattan Bank, Trust (931)          $54,726,000

Tortoise Corp.                 Icahn & Co., Inc. (342)                    $ 3,972,000

                               ING Baring (U.S.)
                               Securities, Inc. (425)                     $60,875,000

                               Chase Manhattan Bank/Chemical (930)        $32,704,000







                        STANDSTILL AGREEMENT AND CONSENT
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